UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

KANDI TECHNOLOGIES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33997	90-0363723
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Jinhua New Energy Vehicle Town

Jinhua, Zhejiang Province

People’s Republic of China

Post Code 321016

(Address of principal executive offices)

(86-579) 8223-9700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KNDI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement and Plan of Merger and Reorganization

On August 31, 2022, Kandi Technologies Group, Inc., a Delaware corporation (“Kandi” or the “Company”), Kandi Technologies Group, Inc., a company incorporated under the laws of the British Virgin Islands and a wholly-owned subsidiary of the Company (“Kandi BVI”) and Kandi Technologies Merger Corp., a corporation incorporated under the laws of the State of Delaware and a wholly-owned subsidiary of Kandi BVI (“Merger Sub”) entered into a definitive Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) related to a proposed merger transaction. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Merger Sub shall be merged with and into the Company (the “Redomicile Merger”), with the Company continuing as a surviving corporation (the “Surviving Corporation”) and becoming a wholly-owned subsidiary of Kandi BVI. The corporate identity, existence, powers, rights and immunities of Kandi as the Surviving Corporation shall continue unimpaired by the Redomicile Merger. Kandi shall succeed to and shall possess all the assets, properties, rights, privileges, powers, franchises, immunities and purposes and be subject to all the debts, labilities, obligations, restrictions and duties of Merger Sub.

Subject to the terms and conditions of the Merger Agreement, upon completion of the Redomicile Merger, each issued and outstanding share of Common Stock of the Company shall be converted into the right to receive one validly issued, fully paid and nonassessable ordinary share of Kandi BVI, and Kandi BVI shall issue to each holder of such right that number of Kandi BVI ordinary Shares to which each such holder is entitled. The 100 issued and outstanding shares of common stock, par value US$0.001 per share, of Merger Sub held by Kandi BVI shall be converted into 100 validly issued, fully-paid and nonassessable shares of common stock, par value US$0.001 per share, of the Company. Kandi BVI will repurchase the 1,000 Kandi BVI Ordinary Share that was held by Kandi prior to the Redomicile Merger at a purchase price of US$0.001.

At the time when the Redomicile Merger is effective, which is after the registration statement on Form F-4, as hereinafter defined by the Securities and Exchange Commission (the “SEC”) and the Redomicile Merger is approved by the shareholders of the Company (the “Effective Time”), each outstanding share of Kandi Common Stock will be exchanged for one Kandi BVI Ordinary Share as indicated above without further act or deed by the holder thereof, and record of such ownership shall be kept in uncertificated, book entry form by Kandi BVI’s transfer agent, Equiniti Trust Company.

Additionally, at the Effective Time, Kandi BVI will adopt and assume the obligations of the Company under or with respect to certain contracts or agreements as described in the Merger Agreement. The contracts and agreements will become the obligations of Kandi BVI and will be performed in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

The affirmative vote of the holders of a majority of the issued outstanding shares of the Company’s common stock entitled to vote is required to approve and adopt the Merger Agreement. The Board of Directors of the Company believes that the Redomicile Merger, to be effected by the Merger Agreement, is advisable and in the best interests of the Company and its shareholders.

Pursuant to the Merger Agreement, the Board of Directors of the Company may exercise its discretion to terminate the Merger Agreement, and therefore abandon the Redomicile Merger, at any time prior to the Effective Time, including after the adoption of the Merger Agreement by the Company’s shareholders.

Immediately prior to the Effective Time, the directors and officers of the Company at such time will be elected or appointed as the directors and officers of Kandi BVI (to the extent the directors and officers of Kandi BVI and the Company are not already identical), each such person to have the same office(s) with Kandi BVI (and the same class designations and committee memberships in the case of directors) as he or she held with the Company, with the directors to serve until the earlier of the next meeting of Kandi BVI shareholders at which an election of directors is required for the class to which they have been elected or until their successors are elected or appointed (or their earlier death, disability or retirement).

The Merger Agreement has been approved by the board of directors of each of Kandi, Kandi BVI and Merger Sub. The completion of the Redomicile Merger is subject to the required approval the Company’s shareholders, requisite regulatory approvals, the effectiveness of the registration statement on Form F-4 filed by Kandi BVI related to the Redomicile Merger (the “Registration Statement on Form F-4”), and other customary closing conditions, pursuant to the Merger Agreement.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Additional information about the Redomicile Merger and where to find it

In connection with the proposed Redomicile Merger, Kandi BVI filed with the SEC the Registration Statement on Form F-4 to register the potential issuance of the ordinary shares of Kandi BVI to the shareholders of the Company. The Registration Statement on Form F-4 includes a proxy statement/prospectus of the Company which will be sent to the shareholders of the Company seeking their approval of the Redomicile Merger and related matters in addition to other matters. In addition, the Company may file other relevant documents concerning the proposed Redomicile Merger with the SEC.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Shareholders of the Company are urged to read the Registration Statement on Form F-4 and the proxy statement/prospectus included therein and any other relevant documents to be filed with the SEC in connection with the proposed Redomicile Merger because they will contain important information about the Company, Kandi BVI and the proposed transaction.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
2.1	Agreement and Plan of Merger and Reorganization by and among Kandi Technologies Group, Inc., a Delaware Corporation, Kandi Technologies Group, Inc., a British Virgin Islands Company, and Kandi Technologies Merger Corp., a Delaware Corporation, dated August 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANDI TECHNOLOGIES GROUP, INC.

Date: September 7, 2022	By:	/s/ Hu Xiaoming
Hu Xiaoming
Chairman of the Board of Directors, President and Chief Executive Officer (Principal Executive Officer)

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